Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier InnovationsSM
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier InnovationsSM (Series II)

Supplement dated November 26, 2025 to Prospectuses dated May 1, 2025

This Supplement amends information contained in the above-referenced Prospectuses dated May 1, 2025.

Effective October 27, 2025, the Federated Hermes Equity Income Fund, Inc. was renamed the Federated Hermes Strategic Dividend Growth Fund, Inc.

Accordingly, effective October 27, 2025, the information for the Federated Hermes Equity Income Fund, Inc. - Class A found in the “Appendix A – Underlying Funds” section of the Prospectuses was updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Federated Hermes Strategic Dividend Growth Fund, Inc. – Class A* (Effective 10/27/25, Federated Hermes Equity Income Fund, Inc. was renamed Federated Hermes Strategic Dividend Growth Fund, Inc.)	1.12%	12.86%	7.82%	6.49%
	Adviser: Federated Equity Mgmt Co. Of Penn
	Subadviser: N/A
*Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-33